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Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

(Name of Registrant as Specified in Its Charter)

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Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Certain Eaton Vance Closed-End Funds Announce Telephonic Annual Meeting Of Shareholders On April 16, 2020

BOSTON, MA, April 6, 2020 — The following notice relates to the combined Annual Meeting of Shareholders of Eaton Vance Enhanced Equity Income Fund II, Eaton Vance Risk-Managed Diversified Equity Income Fund, Eaton Vance Tax-Managed Buy-Write Income Fund, Eaton Vance Tax-Managed Buy-Write Opportunities Fund, Eaton Vance Tax-Managed Buy-Write Strategy Fund, and Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund:

Notice That Annual Meeting Of Shareholders

Will Be A Telephonic Meeting

Due to the emerging public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the combined Annual Meeting of Shareholders of Eaton Vance Enhanced Equity Income Fund II, Eaton Vance Risk-Managed Diversified Equity Income Fund, Eaton Vance Tax-Managed Buy-Write Income Fund, Eaton Vance Tax-Managed Buy-Write Opportunities Fund, Eaton Vance Tax-Managed Buy-Write Strategy Fund, and Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (each, a “Fund” and collectively, the “Funds”) to be held on Thursday, April 16, 2020 at 11:30 a.m. Eastern Time (the “Meeting”) will be held in a telephonic format. Shareholders will not be able to attend the Meeting in person.

If you were a record holder of Fund shares as of February 4, 2020 (i.e., you held Fund shares in your own name directly with the Fund), you are entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. To participate in the Meeting, please email AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com, provide your full name and address and include the relevant Fund name(s) in the subject line. AST will then email you the conference call dial-in information and instructions for voting during the Meeting.

If you held Fund shares through an intermediary (such as a broker-dealer) as of February 4, 2020, in order to participate in and vote during the Meeting, you must first obtain a legal proxy from your intermediary reflecting the relevant Fund name(s), the number of Fund shares you held, as well as your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy, email it to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. Requests for registration must be received by AST no later than 3:00 p.m. Eastern Time on April 15, 2020. AST will then email you the conference call dial-in information and instructions for voting during the Meeting.

The Funds and each Fund’s Board are closely monitoring the evolving COVID-19 situation and if circumstances change, the Funds will issue additional press release(s) updating shareholders regarding the Meeting. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your proxy in advance of the Meeting by one of the methods described in the proxy materials and to vote for the Trustees nominated for election at the Meeting. The proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. The proxy card included with the previously distributed proxy materials will not be updated to reflect the change to a telephonic meeting and may continue to be used to vote your shares in connection with the Meeting. Please contact AST at (800) 992-3086 with any questions regarding accessing the Meeting.

By Order of the Boards of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

About Eaton Vance Corp.

The Fund’s investment adviser is Eaton Vance Management, a subsidiary of Eaton Vance Corp. Eaton Vance Corp. (NYSE: EV) provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Hexavest and Calvert, the Company offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of January 31, 2020, Eaton Vance had consolidated assets under management of $518.2 billion. For more information, visit eatonvance.com.

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